NUVEEN FLORIDA PREFERENCE MUNICIPAL BOND FUND

SUPPLEMENT DATED MARCH 21, 2011

TO THE PROSPECTUS DATED SEPTEMBER 30, 2010,

AS SUPPLEMENTED JANUARY 18, 2011

Nuveen Florida Preference Municipal Bond Fund (the “Fund”) will close to new investors, effective as of the close of business on April 27, 2011. Investors in the Fund as of that date may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

In addition, effective May 31, 2011:

•	The Fund will no longer be required to invest 50% of its net assets in Florida municipal bonds.
•	The Fund’s name will be changed to Nuveen Municipal Bond Fund 2.

Important Notice Regarding Change in Investment Policy

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS FOR FUTURE REFERENCE

MGN-FLPP-0311P